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                                                                   EXHIBIT 99.1


NEWMONT MINING CORPORATION


(Delta Acquisition LLC)

ACCEPTANCE FORM
                                                         All correspondence to:



                                        Computershare Trust Company of New York


                                                            Wall Street Station


                                                                  P.O. Box 1010


                                                        New York, NY 10268-1010


                                                        Inquiries: 212-701-7624


                                                        Facsimile: 212-701-7636


                                      For confirmation of receipt of facsimile:


                                                                   212-701-7624

                                                          www.computershare.com

                                                Security Reference Number (SRN)

                                             Number of Normandy Shares you hold
                                                  Securities Subregister  CHESS

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
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                          A.  YOUR SHARE CONSIDERATION
                          -----------------------------
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If you have a registered address in the Normandy shareholder register in the
United States or Canada, you will receive your share consideration in the form of NEWMONT COMMON STOCK, traded primarily on the NYSE.







If your shares are held on the CHESS Subregister (denoted by the fact that your holder number above begins with an "X"), please read section C.


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
                 -----------------------------------------------
                 B.  SIGN HERE - THIS SECTION MUST BE COMPLETED
                 -----------------------------------------------
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I/We accept the offer by Newmont for all the ordinary shares in Normandy Mining
Limited I/we hold and I/we agree to be bound by the terms of the offer and (on the terms and condition of the offer) transfer all my/our Normandy shares to
Newmont for the above consideration.

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
SECURITYHOLDER 1 (INDIVIDUAL)     JOINT SECURITYHOLDER 2 (INDIVIDUAL)     JOINT SECURITYHOLDER 3 (INDIVIDUAL)
------------------------------  ----------------------------------------  ------------------------------------
------------------------------  ----------------------------------------  ------------------------------------
          DIRECTOR              DIRECTOR/COMPANY SECRETARY (DELETE ONE)    SOLE DIRECTOR AND SOLE SECRETARY

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
This form should be signed by the securityholder. If a joint     [Company Seal]
holding, all securityholders should sign. If signed by the
securityholder's attorney, the power of attorney must have been                 Your daytime phone number: (   )
previously noted by the registry or a certified copy attached to                --------------------------------
this form. If executed by a company, the form must be executed
in accordance with the securityholder's constitution and the                    Your daytime fax number: (   )
Corporations Act 2001 (Cth).                                                    --------------------------------

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
                       -----------------------------------
                       C.  INSTRUCTIONS FOR CHESS HOLDERS
                       -----------------------------------
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To accept the offer, you should call your broker and instruct them to accept the offer.
If you do not wish to contact your broker, complete the following details and sign below.
Your full name:
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Your full address:
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Your Holder Identification Number:
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The name of your Controlling Participant:
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I/We authorize Newmont to instruct my/our broker (or other CHESS sponsor) to start acceptance of the offer in accordance with the Securities Clearing House
Business Rules of the ASX and take all other steps necessary under those rules to accept the offer, and request and authorize my/our broker (or other CHESS sponsor) to accept the offer for my/our Normandy shares.
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
SECURITYHOLDER 1 (INDIVIDUAL)     JOINT SECURITYHOLDER 2 (INDIVIDUAL)     JOINT SECURITYHOLDER 3 (INDIVIDUAL)
------------------------------  ----------------------------------------  ------------------------------------
------------------------------  ----------------------------------------  ------------------------------------
          DIRECTOR              DIRECTOR/COMPANY SECRETARY (DELETE ONE)    SOLE DIRECTOR AND SOLE SECRETARY

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
                             -----------------------
                             DATE  MONTH   YEAR
                             -----------------------
                             -----------------------


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
                             -----------------------
                             DATE  MONTH   YEAR
                             -----------------------
                             -----------------------

This form should be signed by the securityholder. If a joint     [Company Seal]
holding, all securityholders should sign. If signed by the
securityholder's attorney, the power of attorney must have been
previously noted by the registry or a certified copy attached to                Your daytime phone number: (   )
this form. If executed by a company, the form must be executed                  --------------------------------
in accordance with the securityholder's constitution and the                    Your daytime fax number: (   )
Corporations Act 2001 (Cth).                                                    --------------------------------

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                      HOW TO COMPLETE YOUR ACCEPTANCE FORM
                      -------------------------------------



SIGN AND RETURN THE FORM.



You can return your Acceptance Form by mail in the envelope provided or deliver it to:



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
Newmont Mining Corporation                  OR if by hand delivery:
C/O COMPUTERSHARE TRUST COMPANY OF NEW YORK    Newmont Mining Corporation
WALL STREET STATION                            C/O COMPUTERSHARE TRUST COMPANY OF NEW YORK
P.O. BOX 1010                                  WALL STREET PLAZA
NEW YORK, NY 10268-1010                        88 PINE STREET, 19TH FLOOR
                                               NEW YORK, NY 10005



Your Acceptance Form must be delivered or post-marked as mailed before 7.00 p.m. Sydney time, 3:00 a.m., New York City time, on February 15, 2002. Alternatively, you can fax it to 212-701-7636 by that time, but you will not be entitled to receive the consideration you elect until your original Acceptance Form (including any documents required by the terms of this offer and the instructions on the Acceptance Form) is received at an address specified above.


A reply envelope has been enclosed. To confirm receipt of your facsimile, call 212-701-7624.




For a deceased estate, the executors or administrators must sign and close the probate or letters of administration, unless they have already been produced to Normandy.

WHERE TO GET HELP:
Need help deciding what to do? Contact your financial or legal adviser.

Need help to fill out this form? Call the information agent, Innisfree M&A Incorporated, toll-free in the United States and Canada at 888-750-5835. Banks and brokers call collect at 212-750-5883. You may also call the Newmont Shareholder Information Line in Australia toll-free in Australia at 1800-507-507 and from outside Australia at +612-9278-9331.


Need information on your Normandy shareholding? Call the Normandy Share Registry during business hours at +61-8-8232-0003.


To find out how to accept this offer if you hold Normandy ADRs, please call the information agent, Innisfree M&A Incorporated, at the numbers listed above.